UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400 Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 18, 2022, TTM Technologies, Inc. (the “Company”), Griffon Corporation (“Griffon”) and Exphonics, Inc., a wholly owned subsidiary of Griffon (“Exphonics” and, together with Griffon, the “Sellers”), entered into a definitive share purchase agreement (the “Purchase Agreement”) pursuant to which the Company agreed to purchase all of the issued and outstanding capital stock of Telephonics Corporation (“Telephonics”) and ISC Farmingdale Corp. (“ISC Farmingdale” and, together with Telephonics and its wholly-owned subsidiary, the “Acquired Companies”) for an aggregate purchase price of $330 million in cash, subject to customary working capital and certain other adjustments (the “Acquisition”).

The Acquisition has been unanimously approved by the board of directors of the Company.

Consummation of the Acquisition is subject to the satisfaction of certain conditions, including (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) Griffon having obtained certain consents related to the Acquisition or, alternatively, having paid the Company a specified fee as liquidated damages in place of obtaining such consents, and (iii) completion of the sale or transfer of ownership interests held by Telephonics in a certain joint venture such that none of the Acquired Companies retain any liabilities or obligations in respect of such joint venture. The Company’s obligation to consummate the transactions contemplated by the Purchase Agreement is also subject to, among other things, (i) the accuracy of the representations and warranties of Griffon set forth in the Purchase Agreement, (ii) performance in all materials respects of the Sellers’ obligations under the Purchase Agreement, and (iii) the absence of a Material Adverse Effect, as defined in the Purchase Agreement.

The Purchase Agreement provides certain representations and warranties made by Griffon and by the Company. The Purchase agreement contains certain obligations of Griffon to indemnify the Company with respect to specifically identified matters. The Company has obtained a representation and warranty insurance policy that will provide coverage for breaches of representations and warranties made by the Sellers under the Purchase Agreement. The Purchase Agreement further provides certain covenants and agreements of the parties relating to the Acquisition, including with respect to cooperation, regulatory and other approval and consents, the conduct and operation of the Acquired Companies prior to the closing and similar matters. Among other things, Griffon has agreed not to compete with the business conducted by Telephonics within the United States for five years following the closing of the Acquisition. The Purchase Agreement also contemplates that the parties will enter into certain ancillary agreements related to the Acquisition.

The Purchase Agreement may be terminated in certain circumstances, including, among others, if the Acquisition does not close by October 22, 2022 (subject to extension by either the Company or Griffon for an additional 180 days). Additionally, Buyer may terminate the Purchase Agreement upon a breach by either Seller of any of their respective covenants or agreements, and Griffon may terminate the Purchase Agreement upon a breach by the Company of any of its covenants or agreements, which, in either case, would prevent the satisfaction of or result in the failure of any condition to the obligations at closing of the Company (in the case of a breach by a Seller) or of the Sellers (in the case of a breach by the Company) that is not waived or, if curable, cured within 30 days after receipt of written notice of such breach.

The Purchase Agreement has been filed with this Current Report on Form 8-K (this “Report”) to provide investors and security holders with information regarding its terms. Except for its status as the contractual document that established and governs the legal relations among the parties thereto with respect to the transactions described above, it is not intended to provide any other factual, business or operational information about the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the dates specified therein and may be subject to limitations agreed by the contracting parties and standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants or any description thereof as characterization of the actual state of facts or condition of the Company, the Sellers or the Acquired Companies. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Report and incorporated herein by reference thereto. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement.

Item 7.01.	Regulation FD Disclosure.

On April 18, 2022, the Company issued a press release announcing that it entered into the Purchase Agreement. A copy of the Company’s press release is furnished with this Report as Exhibit 99.1.

On April 18, 2022, the Company will host a conference call with financial analysts and investors to discuss the announcement of the transaction and answer questions. A copy of investor presentation materials is furnished with this Report as Exhibit 99.2.

Certain Information

The information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements that relate to future events or performance. The Company cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Company’s current expectations, and the Company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other Company statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the forward-looking statements. These forward-looking statements include statements related to: the Company’s ability to successfully complete the Acquisition on a timely basis, including receipt of required approvals and satisfaction of other conditions; the potential adverse effect of the announcement relating to the Acquisition could have on the market price of the Company’s stock; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; and potential changes in domestic or global economic conditions. For a description of additional factors that may cause the Company’s actual results, performance or expectations to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

2.1	Share Purchase Agreement, dated as of April 18, 2022, by and among TTM Technologies, Inc., Exphonics, Inc. and Griffon Corporation*

99.1	Press Release dated April 18, 2022

99.2	Investor Presentation dated April 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: April 18, 2022	/s/ Daniel J. Weber
	By:	Daniel J. Weber
Executive Vice President, General Counsel & Secretary